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                                                                    EXHIBIT 99.1

[ENESCO LETTERHEAD]

             $50 MILLION UNSECURED CREDIT AGREEMENT SIGNED BY ENESCO

ITASCA, ILL., JUNE 17, 2003 -Enesco Group, Inc. (NYSE: ENC), a leader in the giftware, collectible and home decor industry, announced today that the Company signed a three-year $50 million unsecured revolving credit agreement with Fleet National Bank as agent and LaSalle Bank N.A. The new agreement replaces a previous $50 million secured revolving credit facility.

         "Enesco's improved performance and stronger balance sheet, including gross profit percentage increases and overhead cost reductions, led to the release of the security interests in the expiring agreement," said Dan DalleMolle, Enesco's president and CEO.

         The new facility will be used to meet Enesco's seasonal working capital requirements and capital expenditures including possible acquisitions and business expansion opportunities.

ABOUT ENESCO GROUP, INC.

A global leader in the gift, collectible and home decor industries for 45 years, Enesco Group, Inc. offers such notable product lines as Cherished Teddies, Mary Engelbreit, Lilliput Lane, Border Fine Arts, and NICI, among others. The Company's award-winning Precious Moments figurine collection is one of the top collectible lines throughout the world. Further information is available on the Company's web site at www.enesco.com.

This press release contains various forward-looking statements that are based on management's current assumptions and beliefs and upon information currently available to management. The Company has tried to identify such forward-looking statements by use of such words as "expects," "intends," "anticipates," "could," "estimates," "plans," and "believes," and similar expressions, but these words are not the exclusive means of identifying such statements. Such statements are subject to various risks, uncertainties and other factors which could cause actual results to vary materially from those anticipated, estimated, expected or projected. Important factors that may cause actual future events or results to differ materially and adversely from those described in the forward-looking statements include, but are not limited: the Company's success in developing new products and consumer reaction to the Company's new products; the Company's ability to secure, maintain and renew popular licenses, particularly our licenses for Precious Moments, Cherished Teddies, and Disney; the Company's ability to grow revenues in mass and niche market channels; the Company's ability to identify and close on strategic acquisitions; increase margins and reduce overhead expenses, changes in general economic conditions, as well as specific market conditions; fluctuations in demand for our products; manufacturing lead times; the timing of orders and shipments and our ability to predict customer demands; inventory levels and purchase commitments exceeding requirements based upon incorrect forecasts; collection of accounts receivable; changes in the regulations and procedures effecting the importation of goods into the United States; changes in foreign exchange rates; price and product competition in the giftware industry; variations in sales channels, product costs or mix of products sold; and, possible future terrorist attacks, epidemics, or acts of war.

In addition, the Company operates in a continually changing business environment and does not intend to update or revise the forward-looking statements contained herein, which speak only as of the date hereof. Additional information regarding forward-looking statement risk factors is contained in the Company's reports and filings with the Securities and Exchange Commission. In light of these risks and uncertainties, the forward-looking statements contained herein may not occur and actual results could differ materially from those set forth herein. Accordingly, you should not rely on these forward-looking statements as a prediction of actual future results.

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